Exhibit 99.1

LiqTech Enters Distribution Agreement with NESR for Commercialization of Produced Water Treatment Solution for Re-Injection

BALLERUP, DENMARK, HOUSTON, TEXAS and DHAHRAN, SAUDI ARABIA – November 17, 2022 – LiqTech International, Inc. (NASDAQ: LIQT), a clean technology company that manufactures and markets highly specialized filtration products and systems, and National Energy Services Reunited Corp. (NASDAQ:NESR) (NASDAQ:NESRW), an international, industry-leading provider of integrated energy services in the Middle East and North Africa ("MENA") region, have entered into a distribution agreement to commercialize LiqTech’s produced water treatment filtration solution for re-injection in fifteen selected countries throughout the Middle East, Northern Africa and South Eastern Asia.

Leveraging LiqTech’s proven ceramic silicon carbide filtration technologies, the Company’s produced water treatment solution focuses on tertiary water treatment to facilitate re-injection of clean brine and to meet current and future regulatory requirements. LiqTech’s first commercial test unit for produced water deployed in May 2022 in Middle East has successfully operating for the past three months, over 99% of the feedwater passing through the system is being delivered back as clean brine/permeate water for reinjection. The quality of the clean brine/permeate exceeds the performance requirements originally defined by the end user. Furthermore, the system operates with a low amount of chemicals and demonstrating excellent energy efficiency.

NESR has close customer relationships and a strong service organization within the MENA oil & gas industry. As a National Champion with industry-leading solutions across its Drilling & Evaluation and Production Services segments, NESR is always looking to leverage its open technology platform and unmatched supply chain & personnel localization to bring new technologies into the region. Through its newest ESG Impact segment, NESR’s goal is to import & jointly develop technological solutions specifically to help customers enhance resource stewardship and decarbonization, within which the Water Treatment subsegment is a primary focus. This agreement with LiqTech greatly enhances the overall NESR produced water treatment offering by bringing highly complementary ceramic ultrafiltration technology.

Fei Chen, CEO of LiqTech International, commented, “We strongly believe that LiqTech and NESR are two complementary partners for the produced water treatment industry. With the combination of LiqTech’s unique silicon carbide ceramic filtration technology and commercial demonstration in Middle East region with NESR’s current Water treatment technology portfolio and commercial capability, we look forward to the impact our two companies can contribute on the sustainable journey of the oil and gas industry, working together effectively manage water resource scarcity and climate change.”

NESR CEO & Chairman Sherif Foda commented, "We are extremely excited to be aligned with a global leader in ceramic ultrafiltration technology, and strongly believe that LiqTech’s solutions are not only complementary to, but also will effectively complete, NESR’s produced water treatment offering currently underpinned by existing, key technology partnerships in our ESG Impact segment. Having recently participated in the COP27 & Saudi Green Initiative conferences, it is clear that produced water management will not only be critical in transforming the industry from a consumer to a supplier of water resources to the community, but also represents a key decarbonization opportunity.”

About LiqTech International, Inc.

LiqTech International, Inc., a Nevada corporation, is a clean technology company that provides state-of-the-art ceramic silicon carbide filtration technologies for gas and liquid purification. LiqTech’s silicon carbide membranes are designed to be used in the most challenging purification applications, and its silicon carbide filters are used to control diesel exhaust soot emissions. Using nanotechnology, LiqTech develops products using its proprietary silicon carbide technology, resulting in a wide range of component membranes, membrane systems, and filters for both microfiltration and ultrafiltration applications. By incorporating LiqTech’s SiC liquid membrane technology with the Company´s extensive systems design experience and capabilities, LiqTech offers unique, turnkey solutions for the most difficult water purification applications.

For more information, please visit: www.liqtech.com

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About National Energy Services Reunited Corp.

Founded in 2017, NESR is one of the largest national oilfield services providers in the MENA and Asia Pacific regions. With over 5,000 employees, representing more than 60 nationalities in over 15 countries, the Company helps its customers unlock the full potential of their reservoirs by providing Production Services such as Hydraulic Fracturing, Cementing, Coiled Tubing, Filtration, Completions, Stimulation, Pumping and Nitrogen Services. The Company also helps its customers to access their reservoirs in a smarter and faster manner by providing Drilling and Evaluation Services such as Drilling Downhole Tools, Directional Drilling, Fishing Tools, Testing Services, Wireline, Slickline, Drilling Fluids and Rig Services.

LiqTech Forward-Looking Statements

This press release contains “forward-looking statements.” Although the forward-looking statements in this release reflect the good faith judgment of management, forward-looking statements are inherently subject to known and unknown risks and uncertainties that may cause actual results to be materially different from those discussed in these forward-looking statements. Readers are urged to carefully review and consider the various disclosures made by us in the reports filed with the Securities and Exchange Commission, including the risk factors that attempt to advise interested parties of the risks that may affect our business, financial condition, results of operation, and cash flows. If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, our actual results may vary materially from those expected or projected. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. We assume no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this release.

NESR Forward-Looking Statements

This communication contains forward-looking statements (as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended). Any and all statements contained in this communication that are not statements of historical fact may be deemed forward-looking statements. Terms such as "may," "might," "would," "should," "could," "project," "estimate," "predict," "potential," "strategy," "anticipate," "attempt," "develop," "plan," "help," "believe," "continue," "intend," "expect," "future," and terms of similar import (including the negative of any of these terms) may identify forward-looking statements. However, not all forward-looking statements may contain one or more of these identifying terms. Forward-looking statements in this communication may include, without limitation, statements regarding the potential scope and timing of the financial restatement, plans and objectives of management for future operations, projections of income or loss, earnings or loss per share, capital expenditures, dividends, capital structure or other financial items, the Company's future financial performance, expansion plans and opportunities, and the assumptions underlying or relating to any such statement.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon the Company's current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which the Company has no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. Factors that may influence or contribute to the accuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation: the amount, scope and timing of any financial restatement that may be required, information that may be discovered in the course of the Company's completion of the reconciliations of its financial results and related analysis; the ability to recognize the anticipated benefits of the Company's recent business combination transaction, which may be affected by, among other things, the price of oil, natural gas, natural gas liquids, competition, the Company's ability to integrate the businesses acquired and the ability of the combined business to grow and manage growth profitably; integration costs related to the Company's recent business combination; estimates of the Company's future revenue, expenses, capital requirements and the Company's need for financing; the risk of legal complaints and proceedings and government investigations; the Company's financial performance; success in retaining or recruiting, or changes required in, the Company's officers, key employees or directors; current and future government regulations; developments relating to the Company's competitors; changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic and market conditions, political disturbances, war, terrorist acts, international currency fluctuations, business and/or competitive factors; and other risks and uncertainties set forth in the Company's most recent Annual Report on Form 20-F filed with the Securities and Exchange Commission (the "SEC").

You are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them and to the risk factors. The Company disclaims any obligation to update the forward-looking statements contained in this communication to reflect any new information or future events or circumstances or otherwise, except as required by law. You should read this communication in conjunction with other documents which the Company may file or furnish from time to time with the SEC.

LiqTech Company Contact

Simon Stadil, Chief Financial Officer

LiqTech International, Inc.

Phone: +45 3140 9128
sst@liqtech.com

LiqTech Investor Contact

Robert Blum

Lytham Partners, LLC

Phone: 602-889-9700

liqt@lythampartners.com

For inquiries regarding NESR, please contact:

Blake Gendron - VP Investor Relations & Business Development

National Energy Services Reunited Corp.

832-925-3777

investors@nesr.com